                                                                       EX-10.42

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

WARRANT NO.
                               Adaytum Software, Inc.

                           COMMON STOCK PURCHASE WARRANT

                     TO PURCHASE  5,841 SHARES OF COMMON STOCK


       Adaytum Software, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Data Sales Co., Inc., a Minnesota corporation, or its successors, assigns or affiliates is entitled, subject to the terms set forth below, to purchase from the Company for a period of time as provided in Section 20 (or such earlier date as provided in Section 15 hereof), five thousand eight hundred forty one (5,841) fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") equal to $8.56. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

       As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

              (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

              (b) The term "Common Stock" means the Common Stock, par value of $.001 per share, of the Company, together with all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

              (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at anytime shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

              (d) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

              (e) The term "Purchase Price per share" shall be the then applicable purchase price for one Common Share as adjusted pursuant to Sections 4 and 5 hereof.

              (f) The term "Market Value" means, as of a particular date, (i) the average of the high and low bid prices for the Company's Common Stock, as reported by the National Quotation Bureau, Incorporated, or, if the Company's Common Stock is listed on any recognized exchange, the closing bid price for such shares, or (ii) if the closing sale price for the Company's Common Stock is reported in either of the foregoing quotation systems or if the principal trading market is a national securities exchange, the closing sale price or, (iii) if neither (i) or
       (ii) is available with regard to the Common Stock, such fair value as shall be the greater of that determined in a reasonable manner by the Board of Directors of the Company (including pricing of warrants or stock pursuant to a financing) or the last debt or equity infusion involving the issuance of warrants or Common Stock or Other Securities.


       1. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, permitted transfer or surrender for exchange of a Warrant or of Common Stock or Other Securities previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrants, Common Stock or Other Securities, as the case may be, furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be. The holder of the Warrants represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

       2.     EXERCISE OF WARRANT; PARTIAL EXERCISE.

              2.1 EXERCISE IN FULL. Subject to the provisions of Section 1, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company's stock transfer agent, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price. In addition, Holder shall be entitled to a cashless transaction by tendering that number of shares for cancellation which then represents the exercise price then due and owing to the Company, based on the Market Value of the Company's common stock. Furthermore, the Company shall be responsible to pay all expenses, taxes and other legal, financial, accounting and other fees and charges payable or incurred by Holder in connection with the exercise of this Warrant, including, but not limited to, all fees and charges in connection with the preparation, execution and delivery of stock certificates issuable upon exercise of this Warrant.

              2.2 PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 2.1 hereof, except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying
(a) the number of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription attached hereto by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling, in the aggregate on the face or faces thereof, for the number of Common Stock equal (without giving effect to any adjustments required under the terms of this Warrant) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the form of subscription attached hereto.

              2.3 COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

       3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part but not later than five (5) business days, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof (upon payment by such holder of any applicable transfer taxes) a certificate or certificates for the number of fully paid and non-assessable Common Stock to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 4 hereof or otherwise.

       4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK OR PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock

(or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

              (a) other or additional stock or other securities or property (other than cash) by way of dividend; or

              (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company; or

              (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement;

then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4 which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash, in the cases referred to in subdivisions (b) and (c) of this Section 4 receivable by him as aforesaid during such period, giving effect to all adjustments during such period required by Section 5 hereof.

       5. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge with or into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise thereof as provided in
Section 2 hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof.

       6.     FURTHER ASSURANCES. The Company covenants and agrees that:

              (a) All Shares to be issued upon the exercise of this Warrant, will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof; and

              (b) During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of Shares to provide for the exercise of this Warrant.

       7. OFFICER'S CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the Common Stock (or Other Securities) issuable upon the exercise of the Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate, executed by its chief financial or accounting officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

       8.     NOTICES OF RECORD DATE, ETC.  In the event of

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person; or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be mailed to each such holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

       9. REDEMPTION RIGHTS. In the event the Company fails to file a Registration Statement with the Securities and Exchange Commission on or before March 16, 2005, then, the Holder of this Warrant shall be entitled, at any time thereafter, in its sole discretion, to require that the Company repurchase this Warrant, or any part hereof, at the redemption price of $8.56 per Share of the Company's Common Stock, at the time of such redemption.

       10. EXCHANGE OF WARRANTS. Subject to the provisions of Section 1 hereof, upon surrender for exchange of any Warrant, property endorsed to the Company, the Company at its own expense will issue and deliver to the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder (upon payment by such holder of any applicable transfer taxes) calling in the aggregate on the face or faces thereof for the number of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

       11. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

       12. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 2 hereof, exchanging Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 13 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

       13. LIMITED TRANSFERABILITY OF WARRANT; ACCELERATED EXPIRATION DATE. The holder agrees that this Warrant may not be sold, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Securities Act and applicable state securities laws as set forth on the cover page hereof ("Permitted Transfer").

       14. LEGEND. Upon exercise of any of the Warrants and the issuance of any of the Common Stock, or Other Securities pursuant thereto all certificates representing Common Stock or Other Securities shall bear on the face thereof substantially the following legend, insofar as is consistent with Florida laws:

       The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless a written opinion of counsel is delivered to the Company stating that such disposition is in compliance with an available exemption from such registration, which opinion and counsel shall be reasonably acceptable to the Company.

       15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

       16. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder.

       17. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Minnesota. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

       18. WARRANT EXPIRATION DATE. This Warrant may be exercisable at any time until 6:00 p.m., central standard time on July 27, 2007, seven years from the date of this Warrant.

Dated:  July 27, 2000                     Adaytum Software, Inc.


                                          By:    /s/  J. D. G. Haddleton
                                               -----------------------------

                                          Its: President

Attest:       /s/  Michael H. Mehr
        ----------------------------



Attest:       /s/  Jon Oberle
        ----------------------------

                                  ASSIGNMENT FORM

                           (To be executed only upon the
                               assignment of Warrant)


       FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________________________, whose address is ______________________________________ all of the rights of the undersigned under the within Warrant, with respect to ______________ Common Stock of _______________ and, if such Common Stock do not include all the Common Stock issuable as provided in the Warrant, that a new Warrant of like tenor for the number of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint __________________ Attorney to register such transfer on the books of _______________ maintained for the purpose, with full power of substitution in the premises.

Dated:                 , 2000.
        ---------------



                                                 ------------------------------
                                                 (Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of the
                                                 Warrant)


-----------------------------------
Signature Guaranteed

                                                 ------------------------------

                                                 ------------------------------
                                                            (Address)

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                                FORM OF SUBSCRIPTION

                    (To be signed only upon exercise of Warrant)


To:
    ------------------------

       The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ Common Stock of ___________________, and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________, whose address is __________________________________.
If the Common Stock being purchased hereby do not include all the Common Stock issuable as provided in the Warrant, that a new Warrant for the number of Common Stock not being purchased hereunder be issued in the name of and delivered to the undersigned.

Dated:                , 2000.
       ---------------



                                                 ------------------------------
                                                 (Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of the
                                                 Warrant)


-----------------------------------
Signature Guaranteed

                                                 ------------------------------

                                                 ------------------------------
                                                            (Address)


442031